Intangible assets	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Intangible assets

7	Intangible assets

Acquisition and initial recognition

In February 2023, the Company exchanged 12,258,458 shares to acquire intellectual property through a related party transaction for €65.0 million. Our CEO, Jack Kaye, was a shareholder and manager of Davion Healthcare Ltd. (Cyprus) and Davion Healthcare Ltd. (U.K.). Given the related party nature of the transaction, management evaluated whether the transaction represented a common control transaction. Although the CEO had an ownership interest in both entities, management concluded that such ownership does not convey control over either entity and control was not held by the same party or group before or after the transaction. Note, the CEO abstained from voting in the transaction.

Management determined that the transaction represented an asset acquisition rather than a business combination or a share-based payment arrangement. The Company acquired a bundle of identifiable intellectual property rights at a point in time and obtained control over those rights. The seller did not retain any obligation to perform future development activities or provide services to the Company, and the Company assumed full responsibility for completing and commercializing the technology. Management concluded that the transaction had commercial substance and the fair value was reliably measurable. Accordingly, the transaction was accounted for under IAS 38, Intangible Assets, with the acquired intellectual property recognized as an intangible asset upon acquisition.

Consideration of Share-Based Payment Accounting

In determining the appropriate accounting framework, management considered whether the issuance of equity instruments required application of IFRS 2, Share-based Payment. Management concluded that IFRS 2 was not applicable because the transaction did not involve the receipt of goods or services in a compensatory arrangement. The equity instruments were issued as consideration for the acquisition of identifiable intellectual property rights rather than as compensation for services, and the consideration was not contingent upon future performance, vesting conditions, or ongoing involvement by the seller. This determination required significant judgment, particularly given the related-party nature of the transaction and the development status of the intellectual property at the acquisition date.

Measurement of Fair Value

The cost of the acquired intellectual property was measured at fair value at the acquisition date in accordance with IAS 38 and IAS 13. The fair value of the intellectual property was determined at the transaction date using a forward EBITDA market multiple methodology based on normalized cash flows. Such measurement is classified as a Level 3 fair value measurement due to the use of significant unobservable inputs. Significant unobservable inputs include assumptions related to forecasted revenues and EBIT margin, market risk adjusted EBIT multiple and a discount rate appropriate in the circumstance, as follows:

•	Model: forecasted 2023- 2028, utilized 3 year run rate December 2025 EBIT applied against an EBITDA multiple and discounted
•	Projected 3 year run rate revenue of €72.6 million based on (0.44% annual market penetration of ~400m addressable U.S. and E.U. female population) or 151,375 units per year priced at €40 per unit, resulting in €30.0 million EBIT
•	EBITDA Multiple: 6x: 2/3 less than 19x multiple for observed public Company comparables for risk
•	Discount rate (risk adjusted): 40%, given the nature of risk associated with a pre-revenue Company and new product

Management’s December 2025 run rate estimated cash flow and the resulting valuation are reasonable and can be viewed as reliably estimable because the key drivers—price, unit volume, margins and multiples—sit within observable industry ranges, with the main stretch (high EBIT per unit) explicitly compensated by conservative valuation parameters through the reduced/risk adjusted EBITDA multiple and higher discount rate. Overall, management concluded that the estimated fair value was reasonable in the circumstances, for the development stage of the intellectual property and the pre-revenue nature of the Company.

The fair value measurement was performed solely to establish the transaction price at initial recognition and does not represent an ongoing fair value measurement. The intellectual property is subsequently accounted for using the cost model under IAS 38 – Intangible Assets.

Sensitivity to Key Assumptions

Changes in key valuation assumptions, including projected cash flows, discount rates or EBITDA multiple would have an impact on the estimated fair value of the acquired intellectual property. In particular, changes in the discount rate, EBIT margin (result of reduced forecasted revenues or profitability) or EBTIDA multiple applied would impact the estimated fair value. Certain assumptions are interrelated, and changes in one assumption may magnify or offset the effect of changes in another. Changes to the key valuation assumptions utilized, as illustrated below, would produce the hypothetical following ranges of estimated fair value of the transaction:

•	3 year run rate EBIT €30M: -/+10%: (€27M = €59M, €33M =€72M)

•	EBITDA multiple 6x: -/+ .05%: (5.5x = €60M, 6.5x = €71M)

•	Discount rate 40%: -/+ 5%: (35% = €73M, 45% = €59M)

Post Acquisition

Since the acquisition of the intellectual property rights, the Company invested further in the enhancement and development of the intellectual property; however, none of these costs met the recognition criteria under IAS 38 due to there being no active market in accordance with “IAS” 38. These costs primarily related to technical refinement and commercialization readiness. FootFlow and ThermaDerm were added to the Company's product portfolio and the regulatory registration for BreastCheck, Testic, FootFlow and ThermaDerm was established with the U.S. Food and Drug Administration (FDA), the EU under the CE mark, and the UK Regulatory authority under the UKCA mark, enabling future commercialization of the related products. In 2025, the Company concluded a licensing agreement with NeuRX for BreastCheck for $220 million over 10 years, which is expected to launch in the second half of 2026. See Note 17 for additional information.

The Company’s intellectual property rights at December 31, 2025 and 2024 are as follows:

Cost
€
BreastCheck IP Rights	60,000,000
Tricos IP Rights	1,000,000
Testic IP Rights	1,000,000
Davion Masks IP Rights	1,500,000
Bio-Genex IP Rights	1,000,000
Merit IP Rights	500,000
Total	65,000,000

Useful life assessment

The Company’s intellectual property consists of proprietary technologies and related know-how underlying the Company’s testing platform. Management has determined that the intellectual property has an indefinite useful life because there is no foreseeable limit to the period over which the asset is expected to generate economic benefits. While individual patents have finite legal lives, the Company expects to maintain and enhance the underlying technology through continued development, additional patent filings, and proprietary know-how.

Impairment assessment

The Company performed its annual impairment assessment using a value-in-use model, which incorporates projected future cash flows that are expected to be generated from licensing revenues and related royalties associated with the Company’s intellectual property that are yet to be launched. The Company’s assessment is based in part on management’s evaluation, which incorporates information derived from a third party valuation prepared for inter management’s internal use, together with externally observable evidence, including the execution of an arm’s length licensing agreement with a third party. While management has applied judgment in assessing the methodologies and assumptions utilized by the third party valuation specialist, the Company does not rely on internal equity valuations, implied market capitalization or internally generated valuation multiples in assessing recoverability.

References to assumptions for estimating cash flows, discount rates and valuation techniques are solely for purposes of impairment testing under IAS 38 and do not represent a fair valuation measurement under IFRS 13.

For 2025, the key assumptions used in our discounted cash model included:

•	management’s projected cash flows for the period 2026 through 2031, including revenues and operating margins from contractual license terms and expected future product launches.
•	a terminal value calculated using a 2.5x EBIT multiple
•	a progressively increasing discount rate reflecting the early-stage nature and risk of the Company’s product commercialization strategy 30% - 47.5%.

The impairment test requires management to make significant estimates and assumptions regarding projected cash flows, inclusive of product commercialization timelines, expected market penetration, licensing revenue growth, royalty structures, as well as risk adjusted discount rates reflecting the risk profile of the business. The finalization of the NeuRX license agreement in 2025 provides commercial support for management’s forecasts, however, actual results could differ from these estimates and assumptions.

Management performed sensitivity analysis on the underlying key assumptions related to the projected cash flows and the risk adjusted discount rates. Management has determined that, while the recoverable amount of the CGU is sensitive to changes in certain key assumptions, reasonably possible changes in those assumptions, based on management’s assessment, would not be expected to result in the carrying amount of the CGU exceeding its recoverable amount as of the reporting date. Based on the impairment testing performed, the recoverable amount of the intellectual property exceeded the carrying amount of the intellectual property at December 31, 2025. Accordingly, no indicators of impairment were identified and as a result, no impairment loss was recorded at December 31, 2025 and 2024.